_______________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2006

                                _________________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                _________________


       Cayman Islands                  001-16855               98-0362785
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                         N/A
   (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


     On May 2, 2006, Ballantyne Re plc ("Ballantyne Re"), a public limited company incorporated under the laws of Ireland, whose issued ordinary shares are held by a share trustee and its nominees in trust for charitable purposes, issued in a private placement (i) $250,000,000 in aggregate principal amount of Class A-1 Floating Rate Notes due May 2, 2036 (the "Class A-1 Notes"), (ii) $500,000,000 in aggregate principal amount of Class A-2 Floating Rate Guaranteed Notes Series A due May 2, 2036 (the "Class A-2A Notes"), (iii) $500,000,000 in aggregate principal amount of Class A-2 Floating Rate Guaranteed Notes Series B due May 2, 2036 (the "Class A-2B Notes"), (iv) $100,000,000 in aggregate principal amount of Class A-3 Floating Rate Guaranteed Notes Series A due May 2, 2036 (the "Class A-3A Notes"), (v) $100,000,000 in aggregate principal amount of Class A-3 Floating Rate Guaranteed Notes Series B due May 2, 2036 (the "Class A-3B Notes"), (vi) $100,000,000 in aggregate principal amount of Class A-3 Floating Rate Guaranteed Notes Series C due May 2, 2036 (the "Class A-3C Notes"), (vii) $100,000,000 in aggregate principal amount of Class A-3 Floating Rate Guaranteed Notes Series D due May 2, 2036 (the "Class A-3D Notes"; together with the Class A-1 Notes, Class A-2A Notes, Class A-2B Notes, Class A-3A Notes, Class A-3B Notes and the Class A-3C Notes, the "Class A Notes"), (viii) $10,000,000 in aggregate principal amount of Class B-1 7.51244% Subordinated Notes due May 2, 2036 (the "Class B-1 Notes"), (ix) $40,000,000 in aggregate principal amount of Class B-2 Subordinated Floating Rate Notes due May 2, 2036 (the "Class B-2 Notes"; together with the Class B-1 Notes, the "Class B Notes"),
(x) $50,000,000 in aggregate principal amount of Class C-1 Subordinated Variable Interest Rate Notes due May 2, 2036 (the "Class C-1 Notes"), (xi) $170,000,000 principal amount of Class C-2 Subordinated Variable Interest Rate Notes due May 2, 2036 (the "Class C-2 Notes"; together with the Class C-1 Notes, the "Class C Notes"), (xii) $500,000 Class D Convertible Notes due May 2, 2037 (the "Class D Notes"; together with the Class A Notes, the Class B Notes, and the Class C Notes, the "Notes"), (xiii) 163,000,000 Redeemable Preference Shares of $1.00 each in its capital (the "Redeemable Preference Shares"), and (xiv) 18,200,000 Non-Redeeemable Preference Shares of $1.00 each in its capital (the "Non-Redeemable Preference Shares"; together with the Redeemable Preference Shares, the "Preference Shares"). Scottish Annuity & Life Insurance Company (Cayman) Ltd., a direct, wholly-owned subsidiary of Scottish Re Group Limited, purchased $40.0 million principal amount of the Class C-1 Notes, all of the Class C-2 Notes and all of the Preference Shares in a private placement. Scottish Re Group Limited purchased all of the Class D Notes in a private placement.


     Ballantyne Re was formed as a special purpose vehicle for the purpose of reinsuring a block of business purchased from ING American Insurance Holdings, Inc. ("ING") on December 31, 2004 and includes 1,700,000 policies with an aggregate face value of over $180,000,000,000. Proceeds from the issuance of the Notes and the Preference Shares will be used to provide credit for reinsurance for certain statutory reserves associated with the term life insurance policies (commonly referred to as Regulation XXX reserves) in the business acquired from ING.

     The payment of scheduled interest payments under the Class A-2A Notes, Class A-3A Notes, Class A-3B Notes, Class A-3C Notes and Class A-3D Notes (the "Ambac Guaranteed Securities") and the ultimate repayment of principal of such notes on May 2, 2036 are insured by Ambac Assurance UK Limited ("Ambac UK"), a financial guarantor authorized and regulated by the Financial Services Authority of the United Kingdom, through two financial guarantees (the "Ambac Guarantees"). Ambac UK will not guarantee the payment of any redemption premium, the early repayment of principal on the Ambac Guaranteed Securities, taxes or shortfalls for withholding taxes. These notes are direct financial obligations of Ballantyne Re, and neither the Company nor any of its affiliates is an obligor or guarantor on the Ambac Guaranteed Securities.


     The payment of scheduled interest payments under the Class A-2B Notes (the "Assured Guaranteed Securities") and the ultimate repayment of principal of such notes on May 2, 2036 are insured by Assured Guaranty (UK) Ltd. ("Assured Guaranty (UK)"), a financial guarantor authorized and regulated by the Financial Services Authority of the United Kingdom, through a financial guarantee (the "Assured Guaranty Guarantee"). Assured Guaranty (UK) will not guarantee the payment of any redemption premium, the early repayment of principal on the Assured Guaranteed Securities, taxes or shortfalls for withholding taxes. These notes are direct financial obligations of Ballantyne Re, and neither the Company nor any of its affiliates is an obligor or guarantor on the Assured Guaranteed Securities.

     Interest on the principal amount of the Notes is payable in intervals ranging from every 28 days to monthly to annually, depending on the note, initially at a rate equivalent to one-month LIBOR plus 0.61% for the Class A-1 Notes (and after May 2, 2022, one-month LIBOR plus 1.22%), one-month LIBOR plus 0.31% for the Class A-2A Notes (and after May 2, 2027, one-month LIBOR plus 0.62%), one-month LIBOR plus 0.36% for the Class A-2B Notes (and after May 2, 2027, one-month LIBOR plus 0.72%), 4.99%, 4.99%, 5.00% and 5.01% for the Class
A-3A Notes, Class A-3B Notes, Class A-3C Notes, and Class A-3D Notes, respectively (with the rate on these notes to reset every 28 days), 7.51244% for the Class B-1 Notes, one-month LIBOR plus 2.00% for the Class B-2 Notes, and a variable rate based on performance of the underlying block of business for the Class C Notes.


     The Class B Notes are subordinated to the Class A Notes. If there are insufficient funds available for interest payments on the Class B-1 Notes and the Class B-2 Notes on any scheduled payment date, then interest payments on these notes will be deferred and accrued at 7.51244% and one-month LIBOR plus 2.0%, respectively, compounding on each successive scheduled payment date. The Class C Notes are subordinated to the Class A Notes and the Class B Notes in right of payment. If there are insufficient funds available for interest payments on the Class C Notes on any scheduled payment date, then interest payments on these notes will be deferred and accrued at a rate based on performance of the underlying block of business.


     The Class D Notes will not bear interest, however, at any time after the Notes have been redeemed or repaid in full, the Class D Notes may be converted in full or in part, at the option of the holder of the Class D Notes, into Class B ordinary shares of

Ballantyne Re. The Class B ordinary shares issued upon a conversion of all of the Class D Notes would represent a majority of the voting power of the ordinary shares of Ballantyne Re.


     The Preference Shares do not have any voting rights or rights to income or entitlement to dividends, but the holder is entitled to a return of the amounts paid for the Preference Shares in priority to any payment to the holders of Ballantyne Re's ordinary shares.


     Under the terms of the Indenture, dated as of May 2, 2006, among Ballantyne Re, Ambac UK and Assured Guaranty (UK), as financial guarantors (the "Financial Guarantors"), The Bank of New York, acting through its London branch, as trustee (the "Trustee") and The Bank of New York, a New York banking corporation, as auction agent and securities intermediary (the "Indenture"), any Financial Guarantor or the holders of not less than 66-2/3% of the aggregate amount of the outstanding Class A Notes with the authority to exercise the right of control under the Indenture (as long as such Financial Guarantor is not in default on any of its obligations under the Financial Guarantees and is not involved in bankruptcy proceedings) (the "Directing Party"), may direct The Bank of New York, as trustee, to foreclose on certain accounts of Ballantyne Re (the "Collateral") securing the Financial Guarantees if any of the following events of default occurs:

     o    A payment is made by Ambac UK under any of the Ambac Guarantees;

     o A payment is made by Assured Guaranty (UK) under the Assured Guaranty Guarantee;

     o Ballantyne Re becomes subject to bankruptcy, insolvency, reorganization, liquidation, examination, or other similar proceeding, or certain other events of insolvency occur with respect to Ballantyne Re;

     o Ballantyne Re fails to make any scheduled interest payment on any of the Class A Notes, Ballantyne Re fails to make any scheduled interest payment on any Class B Notes or Class C Notes for any reason other than due to insufficient funds in accordance with the priority of payments (as defined in the Indenture), or Ballantyne Re fails to make payment of principal of any of the Class A Notes, the Class B Notes and the Class C Notes on the stated maturity date, or of the redemption price on the applicable redemption date and any such default remains unremedied for a period of three business days;

     o The security interest in the Collateral granted to the Trustee ceases to be either (i) a first priority perfected security interest with respect to a security interest that is governed by New York law or
          (ii) a fixed or floating charge with respect to a security interest that is deemed to be governed by Irish law;

     o Ballantyne Re fails to pay any fees or other amounts due to Ambac UK under the Guarantee and Reimbursement Agreement dated May 2, 2006 (the "Guarantee Agreement") or the Ambac Financial Guarantee Fee Letter dated May 2, 2006 when due, and such failure continues for a period of three business days after Ambac UK has given Ballantyne Re notice of the failure;

     o Ballantyne Re fails to pay any fees or other amounts due to Assured Guaranty (UK) under the Guarantee Agreement or the Assured Guaranty Fee Letter dated May 2, 2006 when due, and such failure continues for a period of three business days after Assured Guaranty (UK) has given Ballantyne Re notice of the failure; or

     o Any representation or warranty made by Ballantyne Re under the Indenture proves to have been untrue when made, or Ballantyne Re defaults in the performance of any material covenant or agreement applicable to Ballantyne Re under the Indenture, and such breach or default remains unremedied for 30 days after the Trustee or any Financial Guarantor has given Ballantyne Re written notice of such breach.


If any above-listed event of default has occurred and is continuing, then the Directing Party may direct the Trustee to accelerate the Ambac Guaranteed Securities and the Assured Guaranteed Securities and, as a consequence, the Class A-1 Notes, whereupon all principal and interest will become immediately due and payable.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1     Press Release issued by Scottish Re Group Limited on May 4, 2006.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                             By:
                                   -------------------------------------
                                   Paul Goldean
                                   Executive Vice President and General Counsel




Dated:  May 8, 2006

                                INDEX TO EXHIBITS



Number       Description
------       -----------

99.1         Press Release issued by Scottish Re Group Limited on May 4, 2006.